GATX CORPORATION 2012 INCENTIVE AWARD PLAN OPTION AGREEMENT GATX Corporation (the "Company") hereby grants on the Grant Date to the Participant as an incentive to advance the interests of the Company an option (the "Option") to purchase the number of Shares set forth on the Shareworks website (https://www.shareworks.com) or any successor administrator the Committee may designate from time to time to administer the Plan and this Agreement (“Shareworks”) at the exercise price per Share set forth on the Shareworks website (the “Exercise Price”) pursuant to the GATX Corporation Amended and Restated 2012 Incentive Award Plan (the “Plan”). Such grant is expressly subject to the terms and conditions of this Option Agreement (the “Agreement”) as hereinafter set forth and further subject to the terms and conditions of the Plan, both of which are incorporated herein by reference. 1. Defined Terms. Capitalized terms used in this Agreement are defined in paragraph 14 or elsewhere herein. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Plan. 2. Vesting and Exercise Schedule. Subject to the terms and conditions of this Agreement, the Option shall vest and become exercisable in installments according to the following schedule, provided the Participant has not had a Termination of Service prior thereto: INSTALLMENT VESTING DATE 33.33% of the Option One-year anniversary of the Grant Date 33.33% of the Option Two-year anniversary of the Grant Date 33.34% of the Option Three-year anniversary of the Grant Date 3. Accelerated Vesting. Notwithstanding paragraph 2 of this Agreement, the Participant shall vest in the Option granted hereunder and such Option shall be exercisable as follows: (a) The Option shall become fully vested on the Date of Termination if a Participant’s termination occurs by reason of the Participant's death or Disability. (b) If a Participant’s termination occurs by reason of Retirement, then the Participant will vest in an additional number of Shares subject to the Option such that the total number of Shares subject to the Option in which the Participant is vested shall equal the product of: (i) the number of Shares subject to the Option granted to the Participant hereunder; and (ii) a fraction (not greater than one), the numerator of which shall be the number of days the Participant is employed by the Employer during the period beginning on the Grant Date and ending on the Date of Termination and the denominator of which shall be the number of days from the Grant Date through the third anniversary thereof. (c) Only Options that are vested and exercisable on or immediately prior to the Participant’s Date of Termination may be exercised on or after the Participant’s Date of Termination. However, if the Participant is terminated for Cause, all unexercised Options (whether or not previously vested) will be cancelled as of the date immediately prior to the Participant’s Date of Termination. (d) Subject to the provisions of Section 14.2 of the Plan (relating to the adjustment of shares), if a Change in Control occurs prior to a Participant's Date of Termination, and within two years after the occurrence of the Change in Control the Participant's Date of Termination occurs by reason of discharge by the employer without Cause or the Participant resigns from employment with the employer for Good Reason, the Participant shall, except as provided in subparagraph 3(e) below, become vested in all unvested, outstanding Options that were granted prior to the Change in Control and that are held by the Participant as of the Date of Termination. (e) If a Date of Termination occurs as described in subparagraph 3(d) above in connection with a Change in Control described in Subsection 2.7(e) of the Plan with respect to a Participant as described therein (relating to certain transactions involving a Subsidiary or Business Segment), (A) the Options, if any, scheduled to become vested and exercisable during the calendar year in which such Date of Termination occurs shall vest and become exercisable in full beginning on the date on which the Date of Termination occurs and (B) all vested and exercisable Options will remain exercisable until the earlier of the Expiration Date or the last business day of the calendar year following the calendar year in which the Change in Control occurs. (f) For purposes of this paragraph 3, if, as a result of a Change in Control described in Subsection 2.7(e) of the Plan, the Participant’s employer ceases to be a Subsidiary or the Participant’s employer is or becomes an entity that is separate from the Company, and the Participant is not, immediately following the Change in Control, employed by the Company or an entity that is then a Subsidiary, then the occurrence of the Change in Control shall be treated as a Termination of Service without Cause for such Participant. 4. Expiration. The Option shall not be exercisable after the Company's close of business on the last business day that occurs immediately prior to the Expiration Date. The "Expiration Date" shall be the earliest to occur of: (a) the seven-year anniversary of the Grant Date;

(b) if the Date of Termination occurs by reason of death or Disability, the one- year anniversary of such Date of Termination; (c) if the Date of Termination occurs for Cause, the date immediately preceding Date of Termination; (d) if the Date of Termination occurs by reason of Retirement, the five-year anniversary of such Date of Termination; and (e) if the Date of Termination occurs for any reason other than those listed in subparagraph (c), (d), or (e) of this paragraph 3, the three-month anniversary of such Date of Termination. 5. Method of Option Exercise. The Option subject to this grant may be exercised, once vested, in whole or in part according to such procedures as the Administrator may establish in its sole discretion from time to time. However, the Option may not be exercised with respect to fractional Shares. The Option covered by this Agreement shall be settled in Shares upon its exercise. The Option will be deemed exercised upon the Participant’s payment of the Exercise Price per Share and any applicable tax withholding to the Company. Payment of the Exercise Price may be made (a) in cash or check, (b) Shares issuable pursuant to the exercise of the Option or Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the Exercise Date equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) such other form of legal consideration acceptable to the Committee. 6. Dividend Equivalents. The Participant shall be entitled to accrue dividend equivalents beginning on the Grant Date and ending upon the earlier to occur of (i) the Exercise Date of the Option and (ii) the Expiration Date. An account will be established for the Participant that will accrue dividend equivalents with respect to their Options that have not vested. The Participant’s account shall be credited with dividend equivalents equal to the product of (a) the number of Shares underlying the Option granted to the Participant and that has not vested, subject to any adjustment made by the Committee as referred to in Section 14.2 of the Plan, and (b) the dividend declared on a single Share with respect to the immediately preceding dividend record date. So long as the Option has not been cancelled, accrued dividends will be paid as soon as practical after the vesting date of the Option to which such dividend equivalents related as reflected in paragraph 2 of this Agreement. Dividend equivalents with respect to vested, unexercised Options will be calculated as described above, and will be paid within 30 days of each quarterly dividend payment date. Dividend equivalents will be prorated through the Expiration Date for the quarter in which the Expiration Date occurs on vested and unexercised Options. 7. Withholding. All deliveries and distributions under this Agreement are subject to withholding of all applicable taxes, employee social security or other social insurance contributions, solidarity charges and any other legally required withholdings on income. At the election of the Participant, and subject to such rules and limitations as may be established by the Administrator from time to time, such withholding obligations may be satisfied through the surrender of Shares which the Participant already owns, or to which the Participant is otherwise entitled under the Plan; provided, however, that, except as otherwise provided by the Committee, such Shares acquired upon exercise of the Option may be used to satisfy not more than the Employer’s minimum legally required withholding obligation (based on minimum statutory rates that are applicable to such income). In the event that the withholding obligation arises during a period in which the Participant is prohibited from trading in the Shares pursuant to the Company’s insider trading policy, or otherwise by applicable law, then unless otherwise elected by the Participant during a period when he/she was not so restricted from trading, the Employer shall automatically satisfy the Participant’s withholding obligation by withholding from Shares otherwise deliverable under this Agreement. The Participant understands that he/she may suffer adverse tax consequences as a result of the Option. GATX including the Employer does not make any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or exercise of the Option. GATX does not commit and is under no obligation to structure the Plan to reduce or eliminate Participant’s tax liability. The Participant represents that he/she has had the opportunity to consult with any tax consultants he/she deems advisable in connection with the Plan and that he/she is not relying on the Company or the Employer for any tax advice. The Participant is relying solely on such advisors and not on any statements or representations of the Company, the Employer or any of their agents. 8. Transferability. Except as provided in a domestic relations order, the Option is not transferable other than as designated by the Participant by will or by the laws of descent and distribution, and during the Participant's life, may be exercised only by the Participant or, in the case of his or her incapacity, by his or her legal representative. 9. Heirs and Successors. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and business. If any rights exercisable by the Participant or benefits deliverable to the Participant under this Agreement have not been exercised or delivered, respectively, at the time of the Participant's death, such rights shall be exercisable by the Designated Beneficiary, and such benefits shall be delivered to the Designated Beneficiary, in accordance with the provisions of this Agreement and the Plan. If a deceased Participant fails to designate a beneficiary, or if the Designated Beneficiary does not survive the

Participant, any rights that would have been exercisable by the Participant and any benefits distributable to the Participant shall be exercised by or distributed to the legal representative of the estate of the Participant. If a deceased Participant designates a beneficiary and the Designated Beneficiary survives the Participant but dies before the Designated Beneficiary's exercise of all rights under this Agreement or before the complete distribution of benefits to the Designated Beneficiary under this Agreement, then any rights that would have been exercisable by the Designated Beneficiary shall be exercised by the legal representative of the estate of the Designated Beneficiary, and any benefits distributable to the Designated Beneficiary shall be distributed to the legal representative of the estate of the Designated Beneficiary. 10. Plan Governs. Notwithstanding anything in this Agreement to the contrary, the terms of this Agreement shall be subject to the terms of the Plan, a copy of which may be obtained by the Participant from the Director, Compensation of the Company. This Agreement is subject to all interpretations, amendments, rules and regulations promulgated by the Administrator from time to time pursuant to the Plan. 11. Not an Employment Contract. The grant of the Option will not confer on the Participant any right with respect to continuance of employment or other service with GATX or the Employer, nor will the Option interfere in any way with any right GATX or the Employer would otherwise have to terminate or modify the terms of such Participant's employment or other service at any time. The grant of the Option does not create or form any part of a contract for employment with the Employer or any GATX entity. 12. Notices. Any written notices provided for in this Agreement or the Plan shall be provided in accordance with subparagraph 12(a) or 12(b), as applicable and, if provided to the Company, shall be addressed as follows: GATX Corporation 233 South Wacker Drive Chicago, IL 60606-7147 U.S.A. (a) Any notice required by the Participant pursuant to the definition of Good Reason, as defined below, shall be in writing given by email, hand delivery or by registered or certified mail, return receipt requested, postage prepaid, addressed to the Executive Vice President and Chief Human Resources Officer and shall be effective when actually received. (b) All other notices shall be in writing and shall be deemed sufficiently given if emailed, hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Any such notice sent by mail or email shall be deemed received three business days after mailing or emailing, but in no event later than the date of actual receipt and shall be directed, if to the Participant, at the Participant's address indicated by the Company's records, or if to the Company, to the attention of the Director, Compensation and Benefits. 13. No Rights as Shareholder. The Participant shall not have any rights of a shareholder with respect to the Shares subject to the granted Option, unless and until the Option has been exercised and a stock certificate has been duly issued as provided herein. 14. No Right to Future Grants; No right to Compensation. The Plan is discretionary in nature and that, subject to the terms of the Plan, the Company can amend, cancel or terminate the Plan at any time. The grant of the Option under the Plan is voluntary and occasional and does not give Participant any contractual or other right to receive Options or benefits in lieu of Options in the future, even if a Participant has received Options repeatedly in the past. All determinations with respect to any future awards, including, but not limited to, the times when awards under the Plan shall be granted and the terms thereof, including the time or times when any portion of the Option may vest, will be at the sole discretion of the Administrator. Participation in the Plan is voluntary. The value of the Option is an extraordinary item of compensation that is outside of the scope of any employment contract or directorship, or consultancy relationship and are not part of normal or expected compensation or salary for any purpose, including, without limitation, calculating severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits, or similar payments. No claim or entitlement to compensation or damages arises from the expiration, termination or forfeiture of the Option or any portion thereof. 15. Definitions. For purposes of this Agreement, the terms used in this Agreement shall be subject to the following: “Cause” means (i) the willful and continued failure of the Participant to perform the Participant's duties for GATX (other than any such failure resulting from incapacity due to physical or mental illness), or (ii) the willful engaging by the Participant in illegal conduct or gross misconduct which is materially and demonstrably injurious to GATX. For purposes of this provision, no act or failure to act, on the part of the Participant, shall be considered "willful" unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief, that the Participant's action or omission was in the best interests of GATX. “Date of Termination” means the date on which the Participant incurs a Termination of Service. “Designated Beneficiary” means the beneficiary or beneficiaries designated by the Participant in a writing filed with the Committee in such form and at such time as the Committee shall require.

“Disability” means, except as otherwise provided by the Committee, that the Participant is considered to have a "Disability" for such period of time that the Participant is considered to be "disabled" (as such term is defined in the Company's long term disability plan). “Employer” means the GATX entity which employs the Participant. “Exercise Date” means the date the Option is exercised by the Participant by logging into Shareworks (https://www.shareworks.com) or contacting a Shareworks customer service representative before 3:00 p.m. eastern time and indicating the number of underlying Shares with respect to which the Option is to be so exercised. “GATX” means the Company collectively with each Subsidiary thereof. “Good Reason” means the occurrence of one or more of the following conditions without the consent of the Participant: (i) a material diminution in the Participant's base compensation, compared with the Participant's base compensation in effect immediately prior to the consummation of a Change in Control; (ii) a material diminution in the Participant's authority, duties, or responsibilities, compared with the authority, duties, and responsibilities of the Participant immediately prior to the consummation of a Change in Control; or (iii) a material change in the geographic location at which the Participant must perform services. The Participant must provide written notice to the Company of the occurrence of Good Reason within 90 days after the event constituting Good Reason, which notice specifically identifies the circumstances which the Participant believes constitute Good Reason. The Company will have 30 days after it receives the notice to correct the circumstances or give notice to the Participant that it does not intend to correct. The Participant may resign within a reasonable time after receiving the Company's response or after the Company fails to correct such circumstances (provided that in no event may such termination occur more than one year after the initial existence of the condition constituting Good Reason). “Grant Date” means the later of either the date the grant was approved by the Committee or the last trading day of the month following the month in which the Participant was hired. “Retirement” means the Participant’s voluntary retirement from the Employer on or after both attaining at least age 55 and completing at least 15 years of service as of the Date of Termination.